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EXHIBIT 10.3

                               PARK MERIDIAN BANK

                           EMPLOYEE STOCK OPTION PLAN
                                  (AS AMENDED)
         1.       PURPOSE

         The purpose of the Park Meridian Bank Employee Stock Option Plan (the "Plan") is to promote the growth and profitability of Park Meridian Bank (the "Bank") from time to time by increasing the personal participation of officers and key employees in the financial performance of the Bank, by enabling the Bank to attract and retain officers and key employees of outstanding competence and by providing employees with an equity opportunity in the Bank. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of common stock of the Bank ("Common Stock").

         2.       ADMINISTRATION

         The Plan shall be administered by the Bank's Board of Directors (the "Board"); provided, however, that, if the Board includes members who are not "disinterested persons" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, (made applicable to the Bank under F.D.I.C. Rule 335.410) or any applicable successor rule or regulation ("Rule 16b-3")), then all authority of the Board under the Plan shall be exercised by a committee of the Board (the "Committee") composed solely of all members thereof who are "disinterested persons" (as so defined).

         The Board or Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of officers and key employees eligible to participate in the Plan the officers and key employees eligible to whom Options shall be granted; (iii) within the limits established herein, determine the number of shares to be subject to, the exercise price of, and the term of each Option granted to each of such officers and key employees; (iv) prescribe the form of instrument(s) evidencing Options granted under this Plan; (v) determine the time or times at which Options shall be granted to officers or key employees; (vi) make special grants of Options to officers or key employees when determined to be appropriate; (vii) provide, if appropriate, for the exercisability of Options granted to officers or key employees in installments or subject to specified conditions; (viii) determine the method of exercise of Options granted to officers or key employees under the Plan; (ix) adopt, amend, and rescind general and special rules and regulations for the Plan's administration; and (x) make all other determinations necessary or advisable for the administration of this Plan.

         Any action which the Board or Committee is authorized to take may be taken without a meeting if all the members of the Board or Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Bank or by resolution of the Board or Committee.

         The Board or Committee may designate selected Board or Committee members or certain employees of the Bank to assist the Board or Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board or Committee; subject in each such case to the requirements of Rule 16b-3.

         No member or the Board or Committee or employee of the Bank assisting the Board or Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

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         3.       STOCK SUBJECT TO PLAN

         The stock to be offered under this Plan shall be authorized but unissued shares of Common Stock, shares of Common Stock previously issued and thereafter acquired by the Bank, or any combination thereof. An aggregate of 201,494 shares are reserved for the grant under this Plan of Options. Any or all of the options granted hereunder may, at the Board's or Committee's discretion, be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The number of shares which may be granted under this Plan may be adjusted to reflect any change in the capitalization of the Bank as contemplated by Section 9 of the Plan and occurring after the adoption of this Plan. The Board or Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under this Plan.

         4.       OPTIONS FOR OFFICERS AND KEY EMPLOYEES

                  a.       Eligibility and Factors to be Considered in Granting
                           Options

                  The grant of Options under this Section 4 shall be limited to those officers and key employees of the Bank who effect the Bank's long-term performance and are selected by the Board or Committee. In making any determination as to the officer(s) and key employee(s) to whom Options shall be granted under this Plan and as to the number of shares to be subject thereto, the Board or Committee shall take into account, in each case, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the Board or Committee shall deem relevant to the accomplishment of the purposes of the Plan.

                  Options may be granted under this Plan only for a reason connected with an officer's or key employee's employment by the Bank.

                  b.       Allotment of Shares

                  The Board or Committee may, in its sole discretion and subject to the provisions of this Plan, grant to participants eligible under this Plan, on or after the date hereof, Options to purchase shares of Common Stock. Options granted under this Plan may, at the discretion of the Board or Committee, be: (i) Options which are intended to qualify as incentive stock options under Section 422 of the Code; (ii) Options which are not intended so to qualify under Section 422 of the Code; or
         (iii) both of the foregoing, if granted separately, and not in tandem. Each Option granted under this Plan must be clearly identified as to its status as an incentive stock option or not.

                  Options granted under this Plan may be allotted to participants in such amounts, subject to the limitations specified in this Plan, as the Board or Committee, in its sole discretion, may from time to time determine. No single person may be granted options to purchase more than twenty percent of the shares of Common Stock reserved under this Plan.

                  In the case of Options intended to be incentive stock options, the aggregate fair market value (determined at the time of the Options' respective grants) of the shares with respect to which incentive stock options are exercisable for the first time by a participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000. Options under this Plan not intended to qualify as incentive stock options under
         Section 422 of the Code may be granted to any Plan participant without regard to the Section 422(d) limitations.

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         c.       Option Price

                  The price per share at which each Option granted under this Plan may be exercised shall be such price as shall be determined by the Board or Committee at the time of grant based on such criteria as may be adopted by the Board or Committee at the time of grant in good faith, taking into account, in each case, the market price of the Common Stock, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person, and such additional factor or factors as the Board or Committee shall deem relevant to the accomplishment of the purposes of the Plan; provided, however, that in no event shall the exercise price per share of an Option be less than 100% of the fair market value of the Bank's shares of Common Stock on the date the Option is granted. In the case of an Option intended to qualify as an incentive stock option under Section 422 of the Code, the price per share for owners of more than 10% of the total combined voting power of all classes of stock of the Bank shall not be less than 110% of the fair market value of the Common Stock at the time such Option is granted.

                  If the Bank's shares of Common Stock are:

                  (1) actively traded on any national securities exchange or NASDAQ system that reports their sales prices, fair market value shall be the average of the high and low sales prices per share on the date the Board or Committee grants the Option;

                  (2) otherwise traded over the counter, fair market value shall be the average of the final bid and asked prices for the shares of Common Stock as reported for the date the Board or Committee grants the Option; or

                   (3) not traded, the Board or Committee shall consider any factor or factors which it believes affects fair market value, and shall determine fair market value without regard to any restriction other than a restriction which by its terms will never lapse.

         d.       Term of Option

                  The term of each Option granted under this Plan shall be established by the Board or Committee, but shall not exceed 10 years (or 5 years for owners of more than 10% of the total combined voting power of all classes of stock of the Bank) from the date of the grant.

         e.       Time of Granting Options

                  The date of grant of an Option under this Plan shall, for all purposes, be the date on which the Board or Committee makes the determination of granting such Option. Notice of the determination shall be given to each officer or key employee to whom an Option is so granted within a reasonable time after the date of such grant.

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         f.       Cancellation and Replacement of Options

                  The Board or Committee may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Option granted under this Plan where such surrender is conditioned upon the granting under this Plan to such holder of new Option(s) for such number of shares as the Board or Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant under this Plan of new Option(s) to such holder.

                  The Board or Committee shall determine the terms and conditions of any such new Option(s), including the prices at and periods during which they may be exercised, in accordance with the provisions of this Plan, all or any of which may differ from the terms and conditions of the Option(s) surrendered. Any such new Option(s) shall be subject to all the relevant provisions of this Plan.

                  The shares subject to any Option so surrendered shall no longer be charged against the limitation or limitations provided in
         Section 3 of this Plan and may again become shares subject to the same applicable limitations of this Plan.

                  The granting of new Option(s) in connection with the surrender of outstanding Option(s) under this Plan shall be considered for the purposes of the Plan as the grant of new Option(s) and not an alteration, amendment or modification of the Plan or of the Option(s) being surrendered.

         5.       NON-TRANSFERABILITY

         An Option granted to a participant under this Plan shall not be transferable by him or her except: (i) by will; (ii) by the laws of descent and distribution; or (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the case of an Option intended to be an incentive stock option, such Option shall not be transferable by a participant other than by will or the laws of descent and distribution and during the optionee's lifetime shall be exercisable only by him or her.

         6.       EXERCISABILITY OF OPTIONS

         Subject to the provisions of this Plan, an Option granted under this Plan shall be exercisable at such time or times after the date of grant thereof, according to such schedule and upon such conditions as may be determined by the Board or Committee at the time of grant.

         For a period of six months commencing on the date of grant of an Option hereunder to a participant, such participant may not sell any share(s) of Common Stock acquired upon exercise of such Option.

         Any Option granted under this Plan which is intended to qualify as an incentive stock option under Section 422 of the Code shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date the optionee ceases to be an employee of the Bank, unless the optionee shall (a) die while an employee of the Bank, in which case the participant's legatee(s) under his or her last will or the participant's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after the participant's death to the extent the optionee could have exercised the Option immediately prior to his or her death or in the amount purchasable under the Option immediately after the death of the optionee, whichever is greater, (b) become permanently or totally disabled within the meaning of section 22(e)(3) of the Code (or any successor provision) while an employee of the Bank, in

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which case the participant or his or her personal representative may exercise the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after termination of his or her employment or directorship to the extent the optionee could have exercised the Option immediately prior to such termination, or (c) resign or retire with the consent of the Bank or have his or her employment with the Bank terminated by the Bank terminated the participant may exercise the previously unexercised portion of such Option at any time within three months, but not beyond the expiration of its term, after the participant's resignation, retirement or employment termination to the extent the optionee could have exercised the Option immediately prior to such resignation, retirement or employment termination.

         Any Option granted under this Plan which is intended not to qualify as an incentive stock option under Section 422 of the Code shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date the optionee ceases to be an employee of the Bank, unless the optionee shall (a) die while an employee of the Bank, in which case the participants legatee(s) under his or her last will or the participant's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time within two years after the participant's death to the extent the optionee could have exercised the Option immediately prior to his or her death or in the amount purchasable under the Option immediately after the death of the optionee, whichever is greater, (b) become permanently or totally disabled within the meaning of Section 22(e)(3) of the Code (or any successor provision) while an employee of the Bank, in which case the participant or his or her personal representative may exercise the previously unexercised portion of such Option at any time within two years after termination of his or her employment to the extent the optionee could have exercised the Option immediately prior to such termination, (c) resign with the consent of the Bank or have his or her employment with the Bank terminated by the Bank for any reason other than an "Immediate Termination Reason" (as defined below), in which case of resignation or termination the participant may exercise the previously unexercised portion of such Option at any time within three months after the participant's resignation or employment termination to the extent the optionee could have exercised the Option immediately prior to such resignation or employment termination, (d) retire with the consent of the Bank after the optionee has reached his or her 55th birthday and has at least 10 years of service with the Bank, in which case the participant may exercise the previously unexercised portion of such Option at any time prior to the expiration of its fixed term to the extent the optionee could have exercised the Option immediately prior to such retirement, or (e) retire with the consent of the Bank in any circumstance not covered by the preceding clause (d), in which case the participant may exercise the previously unexercised portion of such Option at any time within two years after the participant's retirement to the extent the optionee could have exercised the Option immediately prior to such retirement.

         For purposes of this Section 6, employment termination for an "Immediate Termination Reason" means termination of employment by reason of gross misconduct, which will include but may not be limited to the following:
(i) obvious intoxication on the job or possession of any alcoholic substance on the premises of the Bank, or (ii) misuse of Bank assets (which shall include but be limited to cash, equipment, and/or other assets).

         In no event may an Option be exercised after the expiration of its fixed term.

         7.       METHOD OF EXERCISE

         Each Option granted under the Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Bank, (b) shall at the same time tender to the Bank payment in full in cash of the exercise price for the shares for which the Option is exercised, (c) shall tender to the Bank payment in full in cash of the amount of all federal and state withholding or other

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employment taxes applicable to the taxable income, if any, of the holder resulting from such exercise, and (d) shall comply with such other reasonable requirements as the Board or Committee may establish.

         No person, estate, or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for the shares has been delivered.

         An Option granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan for the remaining shares subject to the Option.

         8.       TERMINATION OF OPTIONS

         An Option granted under this Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of this Plan and such Option, it can no longer be exercised for any shares originally subject to the Option. The shares subject to any Option or portion thereof, which terminates, shall no longer be charged against the applicable limitation or limitations provided in Section 3 of this Plan and may again become shares available for the purposes, and subject to the same applicable limitations, of this Plan.

         9.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding Common Stock of the Bank by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of this Plan and the number and kind of shares under option in outstanding option agreements pursuant to this Plan and the option price under such agreements shall be appropriately adjusted so as to preserve, but not increase, the benefits of this Plan to the Bank and the benefits to the holders of such Options; provided in the case of incentive stock options that, in the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the excess of the aggregate fair market value of the shares subject to any Option immediately after such event over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the Option immediately before such event over the aggregate option price of such shares.

         Adjustments under this Section shall be made by the Board or Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive.

         10.      COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

         No certificate(s) for shares shall be executed and delivered upon exercise of an Option until the Bank shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, Chapter 53 of the North Carolina General Statutes and the regulations of the North Carolina Banking Commission thereunder, the regulations of the Federal Deposit Insurance Corporation, the North Carolina Uniform Securities Act, as amended, any other applicable state securities law(s) and the requirements of any exchange on which the Common Stock may, at the time, be listed.

         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board or Committee may require reasonable evidence as to the ownership of the Option and may require such consents and releases of taxing authorities as it may deem advisable.

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         11.      NO RIGHT TO EMPLOYMENT

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee participant under the Plan any right to continue in the employ of the Bank or shall in any way affect the right and power of the Bank to terminate the employment with the Bank of any participant under this Plan at any time with or without assigning a reason therefor, to the same extent as the Bank might have done if this Plan had not been adopted.

         12.      AMENDMENT AND TERMINATION

         The Board or Committee may at any time suspend, amend, or terminate this Plan. The Board or Committee may make such modifications of the terms and conditions of a holder's Option as it shall deem advisable. No Option may be granted during any suspension of the Plan or after such termination. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         In addition to the Board or Committee approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to participants;
(ii) increase the number of securities issuable under this Plan (other than an increase pursuant to Section 9 hereof); (iii) change the class or classes of individuals eligible to receive Options; or (iv) otherwise materially modify the requirements for eligibility, then such amendment must be approved by the holders of the Bank's capital stock in the manner required by Chapter 53 of the North Carolina General Statutes.

         13.      USE OF PROCEEDS

         The proceeds received by the Bank from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes as determined by the Board.

         14.      INDEMNIFICATION OF BOARD OR COMMITTEE

         In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board or Committee shall to the fullest extent permitted by law, be indemnified by the Bank against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Bank) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Board member or Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding the Board member or Committee member shall in writing offer the Bank the opportunity, at its own expense, to handle and defend the same.

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         15.      EFFECTIVE DATE OF THE PLAN

         This Plan was adopted by the Board of the Bank on March 18, 1994, and shall be effective as of such date, subject to its approval by the appropriate shareholder vote at the next ensuing annual meeting of shareholders of the Bank and the approval of the North Carolina Banking Commission.

         16.      DURATION OF THE PLAN

         Unless previously terminated by the Board or Committee, this Plan shall terminate at the close of business on March 18, 2004, and no Option shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted under this Plan.